SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                    1934

                               June 16, 1998

                            ROYAL OAK MINES INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

                       Commission File Number 1-4350

ONTARIO, CANADA                            98-0160821
-------------------------------            -------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification
incorporation or organization)             No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                     98033
----------------------------------------   -----------------
(Address of principal executive offices)   (Postal/Zip Code)

(425) 822-8992
----------------------------------------
Registrant's telephone number, including area code

Item 5.   Other Events

     On June 16, 1998, the Registrant issued the following press release:

[Royal Oak Mines Inc. Press Release Letterhead]


              FOR IMMEDIATE RELEASE FROM KIRKLAND

                         June 16, 1998



 Royal Oak Not a Delinquent Filer of Annual Financial Statements


Royal Oak Mines Inc. (TSE and AMEX: RYO) announced today that contrary to a news item on the Bloomberg Financial Services news wire on June 12, the Company was in full compliance with its filing requirements for annual financial statements in accordance with the Act or the Rules, or National Instrument 13-101 for Electronic Document Analysis and Retrieval (SEDAR).

The Company has received confirmation to this effect from its Transfer Agent and the company that executes the electronic filing on behalf of Royal Oak. This company had inadvertently made an error in filing the Company's financial statements with the British Columbia Securities Commission.


For further information contact:             or in Europe
contact:

Mr. J. Graham Eacott                         Mr. David Williamson
Vice-President, Investor Relations           David Williamson Associates Limited
Royal Oak Mines                              International Investor Relations
5501 Lakeview Drive                          15 St. Helen's Place, 3rd Floor
Kirkland, WA 98033-7314                      London, England  EC3A 6DE
Telephone:     (425) 822-8992                Telephone:     011-44-171-628-3989
Facsimile:     (425) 822-3552                Facsimile:     011-44-171-920-0563

          Internet site: http://www.royal-oak-mines.com

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ROYAL OAK MINES INC.


Date:  June 16, 1998                    By: /s/ Margaret K. Witte
                                        -------------------------
                                        Margaret K. Witte
                                        President and Chief
                                        Executive Officer